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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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                                APRIL 17, 1998
              (Date of Report (Date of Earliest Event Reported))



                            CP LIMITED PARTNERSHIP
            (Exact Name of Registrant as Specified in Its Charter)



             MARYLAND                            033-85492                          38-3140664
   (State or Other Jurisdiction                 (Commission                        (IRS Employer
         of Incorporation)                     File Number)                   Identification Number)




    6430 SO. QUEBEC STREET, ENGLEWOOD, COLORADO                        80111
           (Address of Principal Executive Offices)                 (Zip Code)



                                 (303) 741-3707
               (Registrant's Telephone Number, Including Area Code)



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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

(a) On April 17, 1998, CP Limited Partnership (the "Registrant") completed the acquisition of a portfolio of properties from an unrelated and unaffiliated Seller. The portfolio contains 12 manufactured home properties, 10 of which are located in Michigan, and two of which are located in North Carolina (the "Williams Portfolio"). The Williams Portfolio consists of an aggregate of 3,036 home sites with an additional 381 sites available for future expansion. The Registrant funded the aggregate purchase price of $79,370,000 (exclusive of acquisition costs) by borrowing $44,669,216 under its line of credit, by issuing 551,251 units of limited partner interest in the Registrant ("Units") and by assuming liabilities in the amount of $12,471,000.

     The factors considered by the Registrant in determining the price to be paid for the Williams Portfolio properties included their historical and/or expected cash flow, the local and regional economy and market, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and taxes on the acquired properties and anticipated changes therein under the Registrant's ownership, the expansion areas available, the physical condition and location of the acquired properties, the anticipated effect on the Registrant's financial results and other factors. The Registrant took into consideration the capitalization rates of the Williams Portfolio properties, going-in and longer term, at which it believes other similar properties have recently sold, but determined the prices it was willing to pay primarily on the factors discussed above and the fit of the properties with the Registrant's operations.

ITEM 5.    OTHER EVENTS.

     On April 20, 1998, the Registrant issued 1,500,000 8.125% Series A Cumulative Redeemable Preferred Units ("Series A Preferred Units") to an unrelated and unaffiliated purchaser in consideration for a capital contribution of $75,000,000 in cash to the Registrant. The terms of the Series A Preferred Units providing for the rights, preferences, exchange and other rights, voting powers and restrictions, limitations as to distributions, qualifications and conditions of the Series A Preferred Units are more fully described in the Amendment to the Amended and Restated Agreement of Limited Partnership of the Registrant, filed as Exhibit 1.1 to this Form 8-K. In connection with the issuance of the Series A Preferred Units, the holders of such Units were granted an exchange right, upon the happening of specific conditions, to exchange the Series A Preferred Units for 8.125% Series A Cumulative Redeemable Preferred Stock of Chateau Communities, Inc., the General Partner of the Registrant.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     It is impracticable to file with this Form 8-K the financial statements and PRO FORMA financial information required by this Item 7 with regard to the Williams Portfolio. Those financial statements and that PRO FORMA financial information will be filed by an amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

(b)  PRO FORMA FINANCIAL INFORMATION.

     See Item 7(a).



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(c)  EXHIBITS

EXHIBIT NO.                                         DESCRIPTION OF DOCUMENT
-----------                                         -----------------------
     1.1                               Amendment to the Amended and Restated Agreement of Limited
                                       Partnership, dated April 20, 1998.


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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 1998


                      CP LIMITED PARTNERSHIP


                           By:   Chateau Communities, Inc.,
                                 as general partner

                           By:    /S/TAMARA D. FISCHER
                                  -------------------------------------------
                                  Tamara D. Fischer
                                  Chief Financial Officer


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